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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant To Section 13 Or 15(D) Of The Securitites Exchange Act of 1934


Date of Report (Date of earliest event reported): February 25, 2005
                                                 ------------------------------


                        KEYCORP STUDENT LOAN TRUST 2000-A
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             (Exact Name of Registrant as Specified in its Charter)


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
                 Delaware                                      333-80109-02                               36-4362436
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(State or Other Jurisdiction of Incorporation)           (Commission File Number)           (I.R.S. Employer Identification No.)
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
c/o KeyBank National Association as Administrator, Attn: Frances Byrd, 800 Superior Avenue, Cleveland, Ohio 44114
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            (Address of Principal Executive Offices)                                                   (Zip Code)
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Registrant's Telephone Number, Including Area Code: (216) 828-9357
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         (Former name of former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant toRule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant toRule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



                             Exhibit Index on Page 4
                                                   --


                                Page 1 of 6 pages


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Item 8.01 OTHER EVENTS

On February 25, 2005, the KeyCorp Student Loan Trust 2000-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trusts Activities for the period ending January 31, 2005 including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 9.01 EXHIBITS

Exhibit 99(a) - Noteholder's Statement


                                Page 2 of 6 pages


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 2005


                                    KeyCorp Student Loan Trust 2000-A,



                                    By:   KeyBank National Association,
                                          successor in interest to
                                          KeyBank USA, National Association,
                                          as Master Servicer and Administrator



                                    By:             /S/ Daniel G. Smith
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                                                   Daniel G. Smith
                                                   Senior Vice President


                                Page 3 of 6 pages


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                                  EXHIBIT INDEX


Exhibit

99(a)    Noteholder's Statement                    5


                                Page 4 of 6 pages